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  EXHIBIT 23

                             EXHIBIT 23

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into RPC, Inc.'s previously filed Form S-8 Registration Statement (No.
33-5527), its previously filed Form S-8 Registration Statement (No. 33-75652), and its previously filed Form S-8 Registration Statement (No. 333-40223).

                                         /s/ Arthur Andersen LLP
                                         ---------------------------------------

Atlanta, Georgia
March 24, 2000